Exhibit 99.1

International Paper Completes Acquisition of DS Smith

Creates Significant Shareholder Value and a Global Leader in Sustainable Packaging Solutions with a Focus on Attractive and Growing North American and European Regions

Strengthens Customer Value Proposition Through Enhanced Offerings, Innovation and Geographic Reach

Expected to Achieve Significant Synergies of At Least $514 Million

EPS Accretive in Year One with a Strong Investment-Grade Balance Sheet

MEMPHIS, Tenn. – January 31, 2025 – International Paper (NYSE: IP, “IP”) today announced the completion of its acquisition of DS Smith plc (“DS Smith”). The combined company creates a global leader in sustainable packaging solutions.

“The combination of International Paper and DS Smith will create the world’s leading sustainable packaging company,” said Andrew K. Silvernail, Chairman and CEO of IP. “With a differentiated geographic footprint and an unparallelled suite of sustainable packaging products and services, we will accelerate growth, improve profitability and serve our customers even better.”

Pursuant to the acquisition, IP will issue 0.1285 of new shares of common stock for each ordinary share of DS Smith, resulting in the issuance of approximately 179,847,780 new shares of IP common stock. It is expected that on February 4, 2025, the new shares of IP common stock will begin trading on the New York Stock Exchange under the symbol “IP,” and shares of IP common stock, including the shares of new IP common stock, will begin trading on the London Stock Exchange via a secondary listing under the symbol “IPC.”

Advisors

BofA Securities, Inc. acted as sole financial advisor to IP. Skadden, Arps, Slate, Meagher & Flom LLP acted as legal adviser to IP in connection with the acquisition. Sidley Austin LLP acted as U.S. antitrust legal adviser to IP in connection with the acquisition.

Goldman Sachs International, Citigroup Global Markets Limited, and J.P. Morgan Securities Plc acted as financial advisors to DS Smith. Slaughter and May acted as legal adviser to DS Smith in connection with the acquisition. Sullivan & Cromwell LLP acted as U.S. legal adviser to DS Smith in connection with the acquisition.

About International Paper

International Paper (NYSE: IP) is the global leader in sustainable packaging solutions. With company headquarters in Memphis, Tennessee, USA, and EMEA (Europe, Middle East and Africa) headquarters in London, UK, we employ more than 65,000 team members and serve customers around the world with operations in more than 30 countries. Together with our customers, we make the world safer and more productive, one sustainable packaging solution at a time. Net sales for 2024 were $18.6 billion. In 2025, International Paper acquired DS Smith creating an industry leader focused on the attractive and growing North American and EMEA regions. Additional information can be found by visiting internationalpaper.com.

Contacts

Investors

José Maria Rodriguez Meis

josemaria.rodriguezmeis@ipaper.com

+1 901 419 1731

Media

Amy Simpson

newsroom@ipaper.com

+1 (901) 419-4964

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release that are not historical in nature may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by the use of forward-looking or conditional words such as “expects,” “anticipates,” “believes,” “estimates,” “could,” “should,” “can,” “forecast,” “intend,” “look,” “may,” “will,” “remain,” “confident,” “commit” and “plan” or similar expressions. These statements are not guarantees of future performance and reflect management’s current views and speak only as to the dates the statements are made and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these statements. All statements, other than statements of historical fact, are forward-looking statements, including, but not limited to, statements regarding anticipated financial results, economic conditions, industry trends, board of directors appointments, future prospects, and the anticipated benefits resulting from the acquisition of DS Smith Plc (“DS Smith”). Factors which could cause actual results to differ include but are not limited to: (i) our ability to achieve the benefits expected from, and other risks associated with, acquisitions, joint ventures, divestitures, spinoffs, capital investments and other corporate transactions, including, but not limited to, the acquisition of DS Smith, and our ability to integrate and implement our plans, forecasts, and other expectations with respect to the combined company, including in light of our increased scale and global presence; (ii) risks with respect to climate change and global, regional, and local weather conditions, as well as risks related to our targets and goals with respect to climate change and the emission of greenhouse gases (GHG) and other environmental, social and governance matters, including our ability to meet such targets and goals; (iii) loss contingencies and pending, threatened or future litigation, including with respect to environmental related matters; (iv) the level of our indebtedness, risks associated with our variable rate debt, and changes in interest rates (including the impact of current elevated interest rate levels); (v) the impact of global and domestic economic conditions and industry conditions, including with respect to current challenging macroeconomic conditions, recent inflationary pressures and changes in the cost or availability of raw materials, energy sources and transportation sources, supply chain shortages and disruptions, competition we face, cyclicality and changes in consumer preferences, demand and pricing for our products, and conditions impacting the credit, capital and financial markets; (vi) risks arising from conducting business internationally, domestic and global geopolitical conditions, military conflict (including the Russia/Ukraine conflict, the conflict in the Middle East, the further expansion of such conflicts, and the geopolitical and economic consequences associated therewith), changes in currency exchange rates, including in light of our increased proportion of assets, liabilities and earnings denominated in foreign currencies as a result of our completed acquisition of DS Smith, trade policies (such as protectionist measures and increased tariffs) and trade tensions, downgrades in our credit ratings, and/or the credit ratings of banks issuing certain letters of credit, issued by recognized credit rating organizations; (vii) the amount of our future pension funding obligations, and pension and healthcare costs; (vii) the costs of compliance, or the failure to comply with, existing, evolving or new environmental (including with respect to climate change and greenhouse gas emissions), tax, trade, labor and employment, privacy, anti-bribery and anti-corruption, and other U.S. and non-U.S. governmental laws, regulations and policies (including but not limited to those in the United Kingdom and European Union); (ix) any material disruption at any of our manufacturing facilities or other adverse impact on our operations due to severe weather, natural disasters, climate change or other causes; (x) our ability to realize expected benefits and cost savings associated with restructuring initiatives; (xi) cybersecurity and information technology risks, including as a result of security breaches and cybersecurity incidents; (xii) our exposure to claims under our agreements with Sylvamo Corporation; (xiii) the qualification of such spin-off as a tax-free transaction for U.S. federal income tax purposes; (xiv) risks associated with our review of strategic options for our global cellulose fibers business; (xv) our ability to attract and retain qualified personnel and maintain good employee or labor relations; (xvii) our ability to maintain effective internal control over financial reporting; and (xviii) our ability to adequately secure and protect our intellectual property rights. These and other factors that could cause or contribute to actual results differing materially from such forward-looking statements can be found in our press releases and reports filed with the U.S. Securities and Exchange Commission. In addition, other risks and uncertainties not presently known to the Company or that we currently believe to be immaterial could affect the accuracy of any forward-looking statements. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

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